Investor Contact:   Nancy Christal      Media Contact: Todd Andrews
                    Vice President                     Director
                    Investor Relations                 Corporate Communications
                    (914) 722-4704                     (401) 770-5717


                                                          FOR IMMEDIATE RELEASE

   CVS CORPORATION ANNOUNCES STATUS OF EXCHANGE OFFER FOR ITS 5 1/2% NOTES;
           AGREES TO ADJUST TIMING OF CERTAIN MERGER-RELATED CHARGES

WOONSOCKET, RHODE ISLAND, November 15, 1999 - CVS Corporation (NYSE: CVS) today announced that it has resolved all substantive matters relating to the Securities and Exchange Commission's review of the registration statement for its offer to exchange all of its existing 5 1/2% Notes due February 15, 2004 for new 5 1/2% Exchange Notes due February 15, 2004, and expects shortly to launch the exchange offer. The Exchange Notes will be identical in all material respects to the existing Notes, except that the Exchange Notes will be registered with the SEC and will not be subject to the transfer restrictions and registration rights that applied to the existing Notes.

CVS sold the existing Notes in February 1999 to institutional investors in a private placement that was exempt from registration under the Securities Act of 1933. In connection with that sale, CVS agreed to file a registration statement with the Securities and Exchange Commission with respect to the exchange offer. As part of the review process for that registration statement, the SEC has conducted a full review of the periodic reports that CVS previously filed with the SEC, including its most recent Annual Report on Form 10-K, its most recent Quarterly Reports on Form 10-Q and its historical consolidated financial statements.

In connection with concluding that review, CVS has agreed with the SEC to restate its consolidated financial statements for 1997 and 1998 to adjust the timing of certain merger-related charges. As a result of these adjustments, earnings from continuing operations, including merger, restructuring and other non-recurring charges, increased by $11.9 million (or $0.03 per diluted common share) in 1997 and decreased by $11.9 million (or $0.03 per diluted common share) in 1998. Earnings from continuing operations before the impact of merger, restructuring and other non-recurring charges was not affected in any fiscal quarter or year.

"The modest adjustments simply move merger-related charges between quarters in 1997 and 1998, with no change in the total amount of the charges or the results for the two years when viewed together. Certainly, they have no effect on 1999 or future period results. I would not expect any investors or analysts to change their company models as a result of this announcement," stated Dave Rickard, Executive Vice President and Chief Financial Officer.

Specifically, the adjustments include the following:

o In connection with the merger of CVS and Revco, CVS recorded a $39.6 million pre-tax ($23.4 million after-tax) charge in the second quarter of 1997, which represented the estimated non-recurring costs that would be incurred in connection with eliminating the duplicate Revco information technology systems. As reflected in the attached tables, CVS agreed to restate 1997 to record a charge for these non-recurring costs in the fiscal quarters in which the costs were incurred.

o Also in connection with the merger of CVS and Revco, CVS recorded a $35.0 million pre-tax ($20.5 million after-tax) charge, which represented the estimated non-recurring costs that would be incurred in connection with removing non-compatible merchandise fixtures from approximately 2,200 Revco stores. As reflected in the attached tables, CVS agreed to restate 1997 and 1998 to record a charge for these non-recurring costs in the fiscal quarters in which the costs were incurred.

o In connection with the merger of CVS and Arbor, CVS recorded an $11 million pre-tax ($6.5 million after-tax) charge in the second quarter of 1998, which represented the estimated non-recurring costs that would be incurred in connection with eliminating the duplicate Arbor information technology systems. As reflected in the attached tables, CVS agreed to restate 1998 to record a charge for these non-recurring costs in the fiscal quarters in which the costs were incurred.

A registration statement relating to the Exchange Notes has been filed with the SEC but has not yet become effective. The Exchange Notes may not be sold nor may offers to buy be accepted prior to the time the registration statement is declared effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Exchange Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

This press release is not an offer to exchange existing Notes for Exchange Notes, which we will be making only through a prospectus. Copies of the prospectus and related documents will be obtainable from The Bank of New York, as exchange agent, 101 Barclay Street, New York, New York 10286, attention:
Jennifer Pedi.

CVS is the largest  retail  provider  of  prescriptions  in the nation.
The Company is the No. 1 drugstore chain in the U.S. with stores in the Northeast, Mid-Atlantic, Southeast and Midwest regions of the country. General information about CVS, including corporate background and press releases, is available through CVS' website at http://www.CVS.com.

                             -Attachments Follow-


                                                        Attachment 1


                                                      CVS Corporation
                                           Consolidated Statements of Operations


 -------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years Ended December 31,
                                                                               1998                           1997
                                                                  ------------------------------  ------------------------------
                                                                        As       As Previously          As       As Previously
In millions, except per share amounts                                Restated       Reported         Restated       Reported

--------------------------------------------------------------------------------------------------------------------------------
Net sales                                                            $ 15,273.6     $ 15,273.6       $ 13,749.6     $ 13,749.6
Cost of goods sold, buying and warehousing costs                       11,144.4       11,144.4         10,031.3       10,031.3
--------------------------------------------------------------------------------------------------------------------------------
     Gross margin                                                       4,129.2        4,129.2          3,718.3        3,718.3
Selling, general and administrative expenses                            2,949.0        2,949.0          2,776.0        2,776.0
Depreciation and amortization                                             249.7          249.7            238.2          238.2
Merger, restructuring and other non-recurring charges                     178.6          158.3            422.4          442.7
--------------------------------------------------------------------------------------------------------------------------------
     Total operating expenses                                           3,377.3        3,357.0          3,436.6        3,456.9
--------------------------------------------------------------------------------------------------------------------------------
Operating profit                                                          751.9          772.2            281.7          261.4
Interest expense, net                                                      60.9           60.9             44.1           44.1
--------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations before income taxes
     and extraordinary item                                               691.0          711.3            237.6          217.3
Income tax provision                                                     (306.5)        (314.9)          (149.2)        (140.8)
--------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations before extraordinary item             384.5          396.4             88.4           76.5
Discontinued operations, net of tax provision of $12.4                       --             --             17.5           17.5
--------------------------------------------------------------------------------------------------------------------------------
Earnings before extraordinary item                                           --             --            105.9           94.0
Extraordinary item, loss related to early retirement of debt,
     net of tax benefit of $11.4                                             --             --            (17.1)         (17.1)
--------------------------------------------------------------------------------------------------------------------------------
Net earnings                                                         $    384.5     $    396.4       $     88.8     $     76.9
Preference dividends, net of income tax benefit                           (13.6)         (13.6)           (13.7)         (13.7)
--------------------------------------------------------------------------------------------------------------------------------
Net earnings available to common shareholders                        $    370.9     $    382.8       $     75.1     $     63.2
--------------------------------------------------------------------------------------------------------------------------------

Basic earnings per common share:
    Earnings from continuing operations before extraordinary item    $     0.96     $     0.99       $     0.20     $     0.17
    Earnings from discontinued operations                                    --             --             0.05           0.05
    Extraordinary loss, net of tax benefit                                   --             --            (0.05)         (0.05)
--------------------------------------------------------------------------------------------------------------------------------
    Net earnings                                                     $     0.96     $     0.99       $     0.20     $     0.17
--------------------------------------------------------------------------------------------------------------------------------
    Weighted average basic common shares outstanding                      387.1          387.1            377.2          377.2
--------------------------------------------------------------------------------------------------------------------------------

Diluted earnings per common share:
    Earnings from continuing operations before extraordinary item    $     0.95     $     0.98       $     0.19     $     0.16
    Earnings from discontinued operations                                    --             --             0.05           0.05
    Extraordinary loss, net of tax benefit                                   --             --            (0.05)         (0.05)
--------------------------------------------------------------------------------------------------------------------------------
    Net earnings                                                     $     0.95     $     0.98       $     0.19           0.16
--------------------------------------------------------------------------------------------------------------------------------
    Weighted average diluted common shares outstanding                    405.2          405.2            385.1          385.1
--------------------------------------------------------------------------------------------------------------------------------
Dividends per common share                                           $    0.225     $    0.225       $    0.220      $   0.220
--------------------------------------------------------------------------------------------------------------------------------







                                                 Attachment 2 (Page 1 of 2)


                                                      CVS Corporation
                                           Consolidated Statements of Operations


 ---------------------------------------------------------------------------------------------------------------------------------
                                                                                1998
                                    ----------------------------------------------------------------------------------------------
                                        First Quarter           Second Quarter          Third Quarter          Fourth Quarter
                                    ----------------------- ----------------------- ----------------------  ----------------------
                                                    As                     As                      As                      As
 In millions, except per share          As      Previously      As     Previously       As     Previously       As     Previously
   amounts                            Restated    Reported    Restated   Reported     Restated   Reported     Restated   Reported
 ---------------------------------------------------------------------------------------------------------------------------------
 Net sales                            $3,601.5    $3,601.5    $3,755.9   $3,755.9     $3,725.1   $3,725.1     $4,191.1   $4,191.1
 Gross margin                          1,006.9     1,006.9     1,020.5    1,020.5     $  995.3   $  995.3     $1,106.5   $1,106.5
 Selling, general & administrative       704.2       704.2       726.4      726.4        742.9      742.9        775.5      775.5
 Depreciation and amortization            63.8        63.8        61.2       61.2         60.7       60.7         64.0       64.0
 Merger, restructuring and other
   non-recurring charges                   5.1          --       161.0      158.3         10.6         --          1.9         --
 ---------------------------------------------------------------------------------------------------------------------------------
     Total operating expenses            773.1       768.0       948.6      945.9        814.2      803.6        841.4      839.5
 ---------------------------------------------------------------------------------------------------------------------------------
 Operating profit                        233.8       238.9        71.9       74.6        181.1      191.7        265.1      267.0
 Interest expense, net                    11.2        11.2        18.9       18.9         15.1       15.1         15.7       15.7
 ---------------------------------------------------------------------------------------------------------------------------------
 Earnings before income taxes            222.6       227.7        53.0       55.7        166.0      176.6        249.4      251.3
 Income tax provision                     93.6        95.7        38.4       39.5         69.8       74.2        104.7      105.5
 ---------------------------------------------------------------------------------------------------------------------------------
 Net earnings                         $  129.0    $  132.0    $   14.6   $   16.2     $   96.2   $  102.4     $  144.7   $  145.8
 Preference dividends, net of
   income tax benefit                     (3.4)       (3.4)       (3.4)      (3.4)        (3.4)      (3.4)        (3.4)      (3.4)
 ---------------------------------------------------------------------------------------------------------------------------------
 Net earnings available to common
   shareholders                       $  125.6    $  128.6    $   11.2   $   12.8     $   92.8   $   99.0     $  141.3   $  142.4
 ---------------------------------------------------------------------------------------------------------------------------------

 Basic earnings per common share:
   Net earnings                       $   0.33    $   0.34    $   0.03   $   0.03     $   0.24   $   0.25     $   0.36   $   0.37
 ---------------------------------------------------------------------------------------------------------------------------------
   Weighted average basic common
      shares outstanding                 382.9       382.9       385.8      385.8        389.5      389.5        390.1      390.1
 ---------------------------------------------------------------------------------------------------------------------------------

 Diluted earnings per common share:
   Net earnings                       $   0.32    $   0.33    $   0.03   $   0.03     $   0.23   $   0.25     $   0.36   $   0.36
 ---------------------------------------------------------------------------------------------------------------------------------
   Weighted average diluted common
      shares outstanding                 400.9       400.9       394.6      394.6        396.1      396.1        407.5      407.5
 ---------------------------------------------------------------------------------------------------------------------------------
 Dividends per common share           $ 0.0550    $ 0.0550    $ 0.0550   $ 0.0550     $ 0.0575   $ 0.0575     $ 0.0575   $ 0.0575
 ---------------------------------------------------------------------------------------------------------------------------------






                                                 Attachment 2 (Page 2 of 2)


                                                      CVS Corporation
                                           Consolidated Statements of Operations


 ---------------------------------------------------------------------------------------------------------------------------------
                                                                                 1997
                                      --------------------------------------------------------------------------------------------
                                          First Quarter         Second Quarter          Third Quarter          Fourth Quarter
                                      ---------------------- ---------------------- ----------------------  ----------------------
                                                     As                     As                     As                      As
 In millions, except per share             As     Previously      As     Previously      As     Previously       As     Previously
   amounts                              Restated   Reported    Restated   Reported    Restated   Reported     Restated   Reported
 ---------------------------------------------------------------------------------------------------------------------------------
 Net sales                              $3,397.8   $3,397.8    $3,406.8   $3,406.8    $3,328.7   $3,328.7     $3,616.3   $3,616.3
 Gross margin                              967.9      967.9       873.0      873.0    $  905.6   $  905.6     $  971.8   $  971.8
 Selling, general & administrative         703.3      703.3       693.7      693.7       688.6      688.6        690.4      690.4
 Depreciation and amortization              57.7       57.7        58.7       58.7        63.5       63.5         58.3       58.3
 Merger, restructuring and other
   non-recurring charges                    31.0       31.0       350.3      411.7        15.1         --         26.0        --
 ---------------------------------------------------------------------------------------------------------------------------------
     Total operating expenses              792.0      792.0     1,102.7    1,164.1       767.2      752.1        774.7      748.7
 ---------------------------------------------------------------------------------------------------------------------------------
 Operating profit (loss)                   175.9      175.9      (229.7)    (291.1)      138.4      153.5        197.1      223.1
 Interest expense, net                      12.9       12.9        16.2       16.2         9.2        9.2          5.8        5.8
 ---------------------------------------------------------------------------------------------------------------------------------
 Earnings (loss) from continuing
   operations before income taxes and
   extraordinary item                      163.0      163.0      (245.9)    (307.3)      129.2      144.3        191.3      217.3
 Income tax provision (benefit)             70.9       70.9       (60.5)     (85.9)       55.9       62.1         82.9       93.7
 ---------------------------------------------------------------------------------------------------------------------------------
 Earnings (loss) from continuing
   operations before extraordinary item     92.1       92.1      (185.4)    (221.4)       73.3       82.2        108.4      123.6
 Discontinued operations, net of
   tax provision                             0.1        0.1        17.4       17.4          --         --           --         --
 ---------------------------------------------------------------------------------------------------------------------------------
 Earnings before extraordinary item         92.2       92.2      (168.0)    (204.0)       73.3       82.2        108.4      123.6
 Extraordinary loss, net of tax
   benefit                                    --         --       (17.1)     (17.1)         --         --           --         --
 ---------------------------------------------------------------------------------------------------------------------------------
 Net earnings (loss)                    $   92.2   $   92.2    $ (185.1)  $ (221.1)   $   73.3   $   82.2     $  108.4   $  123.6
 Preference dividends, net of income
   tax benefit                              (3.5)      (3.5)       (3.4)      (3.4)       (3.4)      (3.4)        (3.4)      (3.4)
 ---------------------------------------------------------------------------------------------------------------------------------
 Net earnings (loss) available to
   common shareholders                  $   88.7   $   88.7    $ (188.5)  $ (224.5)   $   69.9   $   78.8     $  105.0   $  120.2
 ---------------------------------------------------------------------------------------------------------------------------------

 Basic earnings per common share:
   Earnings (loss) from continuing
     operations before extraordinary
     item                               $   0.24   $   0.24    $  (0.51)  $  (0.60)   $   0.18   $   0.21     $   0.27   $   0.31
   Earnings from discontinued
     operations                               --         --        0.05       0.05          --         --           --         --
   Extraordinary loss, net of tax
     benefit                                  --         --       (0.05)     (0.05)         --         --           --         --
 ---------------------------------------------------------------------------------------------------------------------------------
   Net earnings (loss)                  $   0.24   $   0.24    $  (0.51)  $  (0.60)   $   0.18   $   0.21     $   0.27   $   0.31
 ---------------------------------------------------------------------------------------------------------------------------------
   Weighted average basic common
     shares outstanding                    370.6      370.6       373.9      373.9       381.7      381.7        382.3      382.3
 ---------------------------------------------------------------------------------------------------------------------------------

 Diluted earnings per common share:
   Earnings (loss) from continuing
     operations before extraordinary
       item                             $   0.23   $   0.23    $  (0.51)  $  (0.60)   $   0.18   $   0.20     $   0.27   $   0.31
   Earnings from discontinued
       operations                             --         --        0.05       0.05          --         --           --        --
   Extraordinary loss, net of tax
       benefit                                --         --       (0.05)     (0.05)         --         --           --        --
 ---------------------------------------------------------------------------------------------------------------------------------
   Net earnings (loss)                  $   0.23   $   0.23    $  (0.51)  $  (0.60)   $   0.18   $   0.20     $   0.27   $   0.31
 ---------------------------------------------------------------------------------------------------------------------------------
   Weighted average diluted common
     shares outstanding                    377.4      377.4       373.9      373.9       388.0      388.0        399.6      399.6
 ---------------------------------------------------------------------------------------------------------------------------------
 Dividends per common share             $ 0.0550   $ 0.0550    $ 0.0550   $ 0.0550    $ 0.0550   $ 0.0550     $ 0.0550   $ 0.0550
 ---------------------------------------------------------------------------------------------------------------------------------




                                                        Attachment 3




Following is a summary of the effect of the restatement adjustments discussed in the attached press release on CVS'
previously reported diluted earnings per common share from continuing operations for 1997 and 1998.

----------------------------------------------------------------------------------------------------------------------
                                                  First         Second         Third         Fourth          Full
                                                 Quarter        Quarter       Quarter        Quarter         Year
----------------------------------------------------------------------------------------------------------------------
1997:
Diluted earnings per common share,
   as previously reported                        $  0.23        $ (0.60)       $  0.20       $  0.31        $  0.16
Restatement adjustments:
   Duplicate Revco information
      technology systems elimination costs            --           0.04          (0.01)        (0.03)            --
   Non-compatible Revco store
      merchandise fixture removal costs               --           0.05          (0.01)        (0.01)          0.03
----------------------------------------------------------------------------------------------------------------------
Diluted earnings per common share,
   as restated                                   $  0.23        $ (0.51)       $  0.18       $  0.27        $  0.19
----------------------------------------------------------------------------------------------------------------------
1998:
Diluted earnings per common share,
   as previously reported                        $  0.33        $  0.03        $  0.25       $  0.36        $  0.98
Restatement adjustments:
   Duplicate Arbor information
      technology systems elimination costs            --           0.01          (0.01)           --             --
   Non-compatible Revco store
      merchandise fixture removal costs            (0.01)         (0.01)         (0.01)           --          (0.03)
----------------------------------------------------------------------------------------------------------------------
Diluted earnings per common share,
   as restated                                   $  0.32        $  0.03        $  0.23       $  0.36        $  0.95
----------------------------------------------------------------------------------------------------------------------